                              EXHIBIT 10.16

                  ENGLISH VERSION OF 2008 LEASE AGREEMENT

              BY AND BETWEEN COMMERCE GROUP CORP. AND CORSAIN

WE, GINO ROLANDO BETTAGLIO RIVAS of fifty four years of age, Bachelor in

Economy, of domicile in Antiguo Cuscatlan, Department of La Libertad,

bearer of my Sole Identity Document number zero two million one hundred eighty three thousand eight hundred seventy seven acting in the name and representation, in his capacity of President and Legal Representative of the CORPORACION SALVADORENA DE INVERSIONES  that is abbreviated CORSAIN,

official Institution of Autonomous character, of this domicile, with Tax

Identification Number zero six hundred fourteen - zero ten thousand one hundred eighty two zero zero one-one; who in the course of this document will be called "THE LESSEE" OR CORSAIN; for the other part Mr. EDWARD A.

MACHULAK OF FIFTY SIX years of age, businessman, of American nationality,

bearer of passport number TWO ZERO SEVEN FIVE SIX SEVEN ONE ZERO ZERO,

issued by the immigration authorities of that country, the day of

December 18, of the year two thousand two, with expiration dat e of

December 17, of the year two thousand twelve, in capacity of Special

Power for the company COMMERCE GROUP CORP, corporation of the State of

Wisconsin, United States of America, who for not speaking or reading

Spanish is accompanied by his translator Mr. JOHN HOWARD CURRY, of sixty seven years of age, businessman, of nationality of the United States of

America, bearer of passport number zero four five five two seven three six two, issued by the Migratory Authorities of that country, the day of

July 13, of one thousand nine hundred ninety nine, with expiration date of July 12, of two thousand nine; the company referred to above henceforth will be called "THE LESSOR", through this instrument we agree to sign a SIMPLE LEASING CONTRACT" which will be subject to the following clauses:  I. DECLARATION OF DOMINION. That the leasing entity is owner and current possessor of a portion of rustic land and constructions that it contains, that was dismembered from a land of greater size of SIX TY

SIX HECTARES SEVENTY TWO AREAS FIVE POINT TWENTY FIVE CENTIAREAS,

equivalent to NINETY SIX MANZANAS EIGHT THOUSAND NINE HUNDRED SIXTY FOUR

POINT TWENTY THREE SQUARE VARAS, that forms part of the CORSAIN property,

known jointly as MONTECRISTO MINES, located in

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Jurisdiction of Jocoro, Department of Morazan, inscribed in favor of

CORSAIN to Number ONE HUNDRED SEVENTY NINE of the Book TWO HUNDRED

SEVENTY FIVE  of the Registry of Property in Morazan whose description is the following: Starting from the geodesic marker Valle Santiago in direction  North fifty six degrees zero six point zero minutes West and a distance of ninety six point fifty four meters one arrives at a point from where with  direction  North  twenty  five  degrees  thirty four point zero minutes East and a distance of one hundred meters,  one arrives at another point from where with direction North twenty eight degrees  thirty four point three minutes East and a distance of one hundred  meters one arrives at another point from where with  direction

North  thirty  eight  degrees  thirty four point six minutes East and a distance of three hundred meters one arrives at another point from where with  direction  North forty one degrees  fifteen  point zero minutes

East and at a distance of three hundred meters is found the corner

South-West of the  property  that is  described  below,  whose  measures and  borders are the following:  TO THE WEST:  Straight line with direction  North thirty six degrees forty two point sixty five minutes

West and a distance of eight  hundred  thirty eight point zero fifty six meters,  bordering with lands of the general property of greater capacity property of CORSAIN; TO THE NORTH: broken line that consists of thirty one straight  lines;  the first with  direction  North  seventy  three degrees twenty four point fifty eight minutes East and a distance of sixty three meters  twenty one  centimeters;  the second  with  direction

North forty three degrees  thirty six point thirty one minutes East and a distance of forty meters sixty nine centimeters; the third with direction

North thirty six degrees  forty two point sixty six minutes  East and a distance of fifty six meters  sixty eight centimeters;  the fourth with direction  North forty three degrees  eighteen  point  eighty four minutes East and a distance of eighty one meters thirty  centimeters,

eight  millimeters;  the fifth with direction North seven  degrees  three point  twenty one  minutes  East and a distance of twenty meters eighty four  centimeters,  eight  millimeters;  the sixth with  direction North seventy  degrees  fifty six point  seven  minutes  West and a distance of thirteen  meters fifty  centimeters;  the seventh with a direction North seventy degrees forty point  fourteen  minutes West and a distance of forty seven meters sixty  centimeters,  six  millimeters;  the eighth with direction  North and one degree  thirty six point forty seven minutes East and a distance of forty eight meters twenty one centimeters,

four

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millimeters; the ninth with direction North forty five degrees  fifty one point ninety seven  minutes East and a distance of ninety eight meters thirty seven  centimeters,  two millimeters;  the tenth with direction

North forty three degrees fifty nine point zero seven minutes East and a distance of one hundred forty meters twenty three centimeters, one millimeter; the eleventh with  direction  South twenty nine degrees thirty seven point sixty minutes East and a distance of thirty one meters, ninety three centimeters, five millimeters;  the twelfth with direction  South forty five degrees twenty three point  eighty  seven minutes  East and a distance of forty four  meters  eighty centimeters,

three  millimeters;  the thirteenth with direction South forty one degrees two point fifty one minutes  East and a distance of thirty meters forty five centimeters,  five  millimeters;  the fourteenth with direction South sixty six degrees  sixteen point thirty one minutes East and a distance of twenty five meters eighty seven  centimeters;  the fifteenth  with  direction  North seventy three degrees  thirteen  point thirteen  minutes East and a distance of fifteen meters,  sixty nine centimeters;  the  sixteenth  with  direction  South eighty degrees seventeen  point fifty two  minutes  East and a distance of twenty nine meters forty one centimeters,  four millimeters;  the seventeenth with direction South five degrees forty eight point seventy four minutes West and a distance of fifty two meters, sixty seven centimeters,  one millimeter;  the eighteenth with direction  South twenty five  degrees fifty eight point sixty nine minutes East and a distance of thirty two meters,  twenty centimeters,  six millimeters;  the nineteenth  with direction  South forty four degrees forty one point forty nine minutes

East and a distance of thirty two meters, ninety seven centimeters,  two millimeters;  the twentieth with direction south sixty degrees thirty nine point twenty  six  minutes  East and a  distance  of forty  six meters,  twenty  five centimeters,  eight millimeters; the twenty first with direction South fifty one degrees one point one seventy  one minutes

East and a distance of thirty  eight meters,  one millimeter;  the twenty second with direction South seventy degrees forty two point eleven minutes East and a distance of twenty six meters,  twenty centimeters,

two millimeters; the twenty third with direction South seventy nine degrees  forty  nine  degrees  forty four point  forty five  minutes

East and a distance  of ten meters  fifty five  centimeters,  six millimeters;  the twenty fourth with direction  North seventy degrees sixty five point eight minutes East and a distance of twenty seven

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meters twenty one centimeters, eight millimeters; the twenty  fifth with direction  North fifty eight  degrees  twenty nine point twelve minutes

East and a distance of one hundred five meters,  fifty  eight centimeters,  three  millimeters;  the twenty  sixth with direction

South eighty degrees thirty eight point ninety two minutes East and a distance of twenty meters, sixty one centimeters,  seven millimeters; the twenty seventh  with  direction  South fifty one degrees zero point eighty four minutes East and a distance of eleven meters, ninety centimeters,  five millimeters; the twenty  eighth with  direction  South forty two degrees fifty three point thirty seven  minutes  East  and a distance  of  eighty  four  meters,  seventy  seven centimeters,  two millimeters; the twenty ninth with direction South seventy six degrees forty seven point forty six minutes  East and a distance of eighty nine meters, five centimeters,  seven millimeters; the thirtieth with direction South seventy seven degrees forty five point  thirteen  minutes

East and a distance of thirty meters, eighty two centimeters,  nine millimeters;  the thirty first with direction  South sixty four degrees fifty one point fourteen  minutes East and a distance of sixteen  meters,

thirty  centimeters,  eight  millimeters.  All the pieces border with lands of Mr. Rene Gonzalez, deep ravine in the middle, TO THE EAST:

Broken line made up by twenty one straight lines: the first with direction South forty one  degrees  forty  seven  point  sixty  eight minutes  West and a distance of forty nine  meters,  fifty six centimeters,  two  millimeters;  the second with direction  South twenty seven degrees forty point eighty six minutes West and a distance  of forty  five  meters,  twenty  three  centimeters,  eight millimeters;

the third with  direction  South twenty nine  degrees  fifty seven point nineteen  minutes West and a distance of thirty two meters,  twenty eight centimeters,  two millimeters;  the fourth with direction South eighteen degrees twenty eight point zero one minutes West and a distance of eleven meters, ninety five  centimeters,  six  millimeters;  the fifth with direction  South seventeen degrees  thirty point  ninety seven  minutes

East and a distance of nine meters, seventy four centimeters,  two millimeters; the sixth with direction South forty one degrees  thirty five point fifty three minutes East and a distance of twenty seven meters,  six centimeters,  three  millimeters;  the seventh with direction South eighty seven  degrees  twenty three point ninety three minutes East and a distance of thirty two meters, seventeen centimeters,

one millimeter; the eighth with direction  North eighty one degrees

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zero point zero five minutes East and a distance of twenty meters, ninety centimeters,  five millimeters; the ninth with direction  South eighty eight  degrees zero seven point twenty five minutes East and a distance of twenty eight meters, ninety seven centimeters;  the tenth with direction  South eighty five  degrees  zero two point eleven  minutes

East and a distance of twenty six meters,  fifty seven  centimeters,  six millimeters;  the eleventh  with  direction  South eighty two degrees fifty eight point forty nine minutes East and a distance of twenty six meters,  forty nine  centimeters,  one millimeter;  the twelfth with direction  South  eleven  degrees zero zero point thirty six minutes and a distance of twelve  meters,  seventy five  centimeters, five millimeters; the thirteenth with direction South twelve degrees thirty five point  seventeen  minutes  West  and  a  distance  of  sixty  nine meters,  two centimeters, nine millimeters;  the fourteenth with direction South six degrees twenty  four point  sixteen  minutes  East and a  distance  of twenty six meters ninety three centimeters,  eight millimeters; the fifteenth with direction South seventy  degrees  sixteen point twenty nine minutes East and a distance of fifty five  meters forty eight  centimeters,  six  millimeters;  the  sixteenth  with direction South sixty seven  degrees  fifty one point  fifty two minutes

East and a distance of forty meters,  eighty  centimeters,  seven millimeters;  the  seventeenth  with direction  South thirty three degrees twenty three point thirty two minutes East and a distance of twenty two meters, fifty one centimeters, six millimeters; the eighteenth with direction South four degrees eighty two point zero three minutes

West and a  distance  of twenty  six  meters,  seventy  four centimeters,  four millimeters;  the nineteenth  with direction  South forty one degrees twenty six point twenty seven  minutes  West and a distance of seventy  meters,  thirty one centimeters,  one  millimeter;

the twentieth  with  direction  South twenty one degrees  forty nine point  thirty one  minutes  East and a distance of forty six meters,

seventy  three  centimeters,  nine  millimeters;  the twenty first with direction  South  forty four  degrees  twenty  point  fifty  minutes

East and a distance of sixty one meters,  eighty four centimeters,  four millimeters.  The first fifteen pieces border with lands of Mr. Rene

Gonzalez,  deep ravine in the middle;  the other six pieces border with

Colonia  Monte  Cristo;  TO THE SOUTH: Broken line made up of thirteen straight lines:  the first with direction South seventy  degrees  fifty seven point fifty seven  minutes  West and a distance of fifty meters,

ninety two centimeters, six millimeters;

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the second with direction South  sixty  seven  degrees  twenty  four point  forty one  minutes  West and a distance of fifty seven meters,

eighty one centimeters,  six  millimeters;  the third with  direction

South sixty two degrees  thirty nine point  seventy  nine minutes West and a distance of fifty nine meters,  thirteen  centimeters,  eight millimeters;  the fifth with  direction  South fifty seven  degrees forty eight point forty eight minutes West and a distance of thirty seven meters, ninety six centimeters,  three  millimeters;  the seventh  with direction  South fifty two degrees  forty five point forty four  minutes

West and a distance of forty three meters,  sixty two  centimeters, eight millimeters;  the eighth with direction South fifty four degrees fifty five point forty one minutes West and a distance of one hundred twenty six meters,  fourteen  centimeters,  two millimeters;  the ninth with direction  South fifty six degrees zero three point zero one minutes West and a distance of two hundred thirty four meters,  ninety six centimeters, four  millimeters;  the tenth with direction  North seventy degrees twenty nine point twenty nine minutes West and a distance of two meters,  three centimeters, six  millimeters;  the eleventh with direction  North twenty five degrees North zero four point twenty eight minutes East and a distance of one meter,  seventy one centimeters,  six millimeters;  the twelfth with direction North seventy one degrees  fifty three point forty one minutes  West and a distance of six meters, twenty nine  centimeters,  six millimeters;  the thirteenth with direction South thirteen  degrees  forty three point  ninety five minutes West and a distance of sixteen  meters,  seventy  centimeters,  six  millimeters;

arriving thus to the Southwest  corner  where  the  present  description started.  The  first  eight (straight line) sections border with lands known as Montecristo  Isle,  property of CORSAIN.  The other five pieces border with lands of Mr. Bartolo Berrios; the thirteen  prior pieces border with the Ruta Militar  Highway with Santa Rosa de Lima in the middle.  That on the built area of the land that is leased  there is found iron and wood  galleys  with roofs of  channeled,  laminated metal,  also property of CORSAIN.  II.) OBJECT OF THE CONTRACT. Both parties agree that for having incurred in past due payments on the lease,

application of clause V) of the original contract was made in such sense and having paid the past due amount, we agree to sign a new contract that will be governed under the clauses that are detailed in this instrument.

The representative of the lessor delivers in simple lease to the lessee the portion of the land described above and in such

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capacity the lessee's special Power receives the referred to property to his complete satisfaction, obliging himself to return it to the lessor in the same conditions at the termination of the lease term.  III) TERM AND

EXTENSION. The term of the lease is agreed to for nineteen months starting counting from the day of November 12 of the year two thousand six with expiration on the day of June 11 of the year two thousand eight,

both dates inclusive, which will be extended automatically each three months, always and when, there does not exist an express statement on the part of CORSAIN to terminate it in the established term with at least thirty days of advance notice. If the Lessee complies with the clauses of this contract in joint agreement  with the Lessor they may decide to continue with the lease,  its conditions will be discussed and protected under a new contract. In the case that the Lessee deoccupies the property under lease before the end of the term it should pay and all the surface

taxes pending as if it were the end of the term.   IV) PRICE AND FORM OF

PAYMENT: The total price of the lease during the first year is EIGHTEEN

THOUSAND SIX HUNDRED EIGHT  DOLLARS WITH TWENTY ONE CENTS OF A DOLLAR OF

THE UNITED STATES OF AMERICA ($18,608.21) PLUS THE CORRESPONDING TAX FOR

THE Transfer of Real Estate and the Rendering of Services (VAT), payable through monthly quotas, successive and beforehand, the first for ONE

THOUSAND FIVE HUNDRED FIFTY DOLLARS WITH SIXTY EIGHT CENTS OF A DOLLAR OF

THE UNITED STATES OF AMERICA, ($1,550.68), PLUS THE CORRESPONDING TAX FOR

THE Transfer of Real Estate and the Rendering of Services (VAT).  This

price will be increased annually in conformance to the inflation rate of the United States of America and the increase will begin  once the corresponding report is obtained from the Embassy of that country accredited in E l Salvador and will be added to the corresponding monthly quota effective on the twenty fifth day of the month of  each one of the months included in the term.  V)  EFFECTS OF THE PAST DUE:  The delay in payment of one of the quotas agreed to will cause the term to end, giving the right to the Lessor to require the Lessee the immediate deoccupation of the leased property, without need for any judicial process and require him executively to pay the owed taxes as well as those that remain to be complied with for the original term, including the termination of the contract as the case may be.  VI) DEPOSIT.  Both parties agree

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that the obligations contracted in the present instrument on the part of the Lessor are guaranteed with the deposits made by it in favor of the

Lessee for the amount of ELEVEN THOUSAND SEVEN HUNDRED AND FORTY ONE

DOLLARS WITH FIFTY CENTS OF A DOLLAR OF THE UNITED STATE OF AMERICA

protected by income receipt number six thousand seven hundred and seventy four-A, dated November 15 of one thousand nine hundred ninety three and deposited to the account of CORSAIN dated February 16, one thousand nine hundred ninety five for the amount of THREE HUNDRED AND THIRTY THREE

DOLLARS WWWITH FIFTY CENTS OF A DOLLAR OF THE UNITED STATES OF AMERICA,

that will serve to respond for the owed taxes or for payments which the

Lessee might incur and that were charges of the Lessor and which will be returned to him in a term of thirty days following the termination of the present contract, in case what was mentioned above does not happen.  VII)

SPECIAL CONDITIONS: The Lessor commits to: 1) inform in writing to

CORSAIN within thirty days following the date of this instrument, about which installations will be used, upon not doing it, he will incur a fine equivalent to one quarter of the lease price. 2) The Lessor will not be responsible for the deterioration that these installations suffer and that are not used by them.  3) Answer for all kinds of damages that may be caused as a consequence of the operations that are done in the leased property.  4) The Lessor may make use of the water resources that are within the leased portion and of the sources known as Santa Francisca,

Adolfo, Quebrada Seca and Quebrada Honda for whose use the corresponding rights of way for transit and aqueducts will be constituted, it ought to use these by means of underground piping.  In addition the Lessee authorizes to the Lessor to construct a tank in the source known as

Adolfo.  It is understood that the ac cess to the sources mentioned and the use of the water coming from these does not have an exclusive character for the Lessor; 5) The Lessor will have the right to use the surface of the leased area to construct, maintain, repair installations,

machinery, materials and residues from the ore that will be brought to be processed in said place, as well as build roads, trenches, deposits for minerals, waste and ore, piping for potable water, telephone lines,

electric lines of transmission and distribution.  As well, it may build all the facilities necessary to use  what is leased for the end of crushing, milling and processing of raw material and precious mineral

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ore, all on the account of the Lessor.  The use of what is leased should be the most adequate in accordance with the works that the Lessor proposes to carry out  on the property object of this contract and in whose execution he is obliged to not cause any ecological damages; and 6)

In the case that Corsain decides to sell the property object of the present contract, it is obliged to give a preferential right to COMMERCE

GROUIP to acquire dominion over it, always if the proposed conditions of sale are accepted, to the contrary, CORSAIN remains free to terminate the lease contract without anymore responsibility than to give the respective notice to the Lessor.  VIII) RIGHTS OF THE LESSEE:  The Lessee will have free access to the leased property for the purpose of inspection, being able to delegate such faculty to the person or persons it deems convenient, for which it will give prior notice to the Lessor of the reasons for its decision with at least two days of anticip ation for reasons of security.  IX). DESTINY OF USE.  The leased property will be destined exclusively for the use of the surface of the leased area to construct, maintain, repair installations, machinery, residues  of ore that will be brought to be processed  in said place, as well to build roads, trenches, deposits for minerals, waste and ore, piping for potable water, telephone lines, electric transmission and distribution lines; to construct all the facilities necessary to use what is leased to the end of crushing, milling and processing raw materials and ore of precious minerals.  X). PROHIBITIONS. A) The Lessee may not exploit any mineral that might exist on the leased property in virtue of the fact that the present contract only covers the use of the surface of the land  and the use of the installations for the purpose of processing  and storing mineral ore brought from outside of the same property.  If the Lessor finds gold, silver, or other mineral and plans to exploit it, i t should sign a new contract with the Corporacion Salvadorena de Inversiones different from what by means of this instrument is being signed; b) The

Lessor commits to not store on the leased property inflammable, explosive substances and all those that are prohibited by the law or that put the

Lessee at risk or its affiliates and in general any person or asset.  In cases where by the nature of the work carried out by the Lessor it is necessary to use any of the substances previously mentioned, it is responsible exclusively for the consequences derived from their wrongful use.

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c) The Lessor cannot sublease in part or in total nor cede its rights to the property given in lease without prior written permission from the

Lessee.  Any violation of the present prohibitions will be cause for terminating the present contract.  XI) FINES. The fines that are imposed for infractions to municipal sanitary regulations will be on the account of the Lessor or any others that are related to the business. XII)

SPECIAL CLAUSE. The Lessee is exonerated from all responsibility when the acts and transactions that the Lessor carries out are not in conformance to the laws of the Republic; and indeed it is proven that it is doing them, will also be cause for termination of the contract, thus ending the original term and any extensions.  XIII. LOCAL REPAIRS. During the lease term or its extensions the Lessor will make: 1) All the expenditures that are generated by the construction and repair of buildings and for the repair of machinery and equipment will be on the account of the Lessor,

2) Upon ending the term of the present lease, the improvements and constructions that the Lessor may have done on the leased property  will remain without any cost, in favor of CORSAIN with the exception of the installations that are removable, equipment, machinery, spare parts,

inventories and raw material which the Lessor may withdraw always when these are identified as its property and that with the withdrawal the leased property not suffer any deterioration. XIV. TERMINATION. The term of the present contract will end and the Lessee  will have the right to declare it ended without the need for any judicial intervention and the

Lessor should deoccupy  immediately the leased property in any of the

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following cases: a) For late payment of one of the lease quotas in the form in which it has been agreed to in this instrument after sixty days of having been notified  of the existence of the past due payment; b) For an executed sentence coming from an execution brought  against the Lessor by third parties or by CORSAIN for obligation distinct from the contents in this document; c) If the Lessor subleases or cedes its right in the lease  or if it permits access of third parties  so that they explore or exploit the mines without the prior authorization of CORSAIN; d) For having used the leased property for work that is distinct from those that in conformance to this contract it plans to carry out; e) For non-compliance of the obligations contracted according to what is established in Roman number VII of this contract; f) For non-fulfillment or contravention on the part of the Lessor of any of the obligations consigned in this  instrument,  g) When the Lessor does not comply with any of the obligations and special conditions stipulated in it, the

Lessee will have the right to retain all or part of the quantity given in deposit to recover from the damages and harm caused; as well as fulfill what is established in Clause VII of this contract.  XV).  SPECIAL

DOMICILE. For the purpose of the obligations contracted in the present contract, both parties set as special domicile that of this city and to the competence of whose Tribunals we submit.  Swearing to the above, we sign in the city of San Salvador at twenty five days of the month of

March of the year two thousand eight.

LIC. GINO ROLANDO BETTAGLIA RIVAS     EDWARD A. MACHULAK

President of CORSAIN                  Power of Attorney of Commerce Group

Signatures plus that of John H. Curry

In the city of San Salvador, at nine hors of the day of March 25 of the year two thousand eight; Before me ROLANDO MAAAURICIO CARRILLO CASTILLO,

Notary, from this domicile, APPEAR: For one party GINO ROLANDO BETTAGLIO

RIVAS of fifty four years of age, Bachelor in Economy, of domicile in

Antiguo Cuscatlan, Department of La Libertad, bearer of my Sole Identity

Document number zero two million one hundred eighty three thousand eight hundred seventy seven acting in the name and representation, in his capacity of President and Legal Representative of the CORPORACION

SALVADORENA DE INVERSIONES  that is abbreviated CORSAIN, official

Institution of Autonomous character, of this domicile, with Tax

Identification Number zero six hundred fourteen - zero ten thousand one hundred eighty two zero zero one-one; who in the course of this document will be called "THE LESSEE" OR CORSAIN; for the other part Mr. EDWARD A.

MACHULAK OF FIFTY SIX years of age, businessman, of American nationality,

bearer

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of passport number TWO ZERO SEVEN FIVE SIX SEVEN ONE ZERO ZERO, issued by the immigration authorities of that country, the day of December 18, of the year two thousand two, with expiration date of December 17, of the year two thousand twelve, in capacity of Special Power for the company

COMMERCE GROUP CORP, corporation of the State of Wisconsin, United States of America, who for not speaking or reading Spanish is accompanied by his translator Mr. JOHN HOWARD CURRY, of sixty seven years of age,

businessman, of nationality of the United States of America, bearer of passport number zero four five five two seven three six two, issued by the Migratory Authorities of that country, the day of July 13, of one thousand nine hundred ninety nine, with expiration date of July 12, of two thousand nine; the company referred to above henceforth will be called "THE LESSOR", through this instrument we agree to sign a SIMPLE

LEASING CONTRACT" which will be subject to the following clauses: I.

DECLARATION OF DOMINION. That the leasing entity is owner and current possessor of a portion of rustic land and constructions that it contains,

that was dismembered from a land of greater size of SIXTY SIX HECTARES

SEVENTY TWO AREAS FIVE POINT TWENTY FIVE CENTIAREAS, equivalent to NINETY

SIX MANZANAS EIGHT THOUSAND NINE HUNDRED SIXTY FOUR  POINT TWENTY THREE

SQUARE VARAS, that forms part of the CORSAIN property, known jointly as

MONTECRISTO MINES, located in Jurisdiction of Jocoro, Department of

Morazan, inscribed in favor of CORSAIN to Number ONE HUNDRED SEVENTY NINE of the Book TWO HUNDRED SEVENTY FIVE  of the Registry of Property in

Morazan whose description is the following: Starting from the geodesic marker Valle Santiago in direction  North fifty six degrees zero six point zero minutes West and a distance of ninety six point fifty four meters one arrives at a point from where with  direction  North  twenty five  degrees  thirty four point zero minutes East and a distance of one hundred meters,  one arrives at another point from where with  direction

North twenty eight  degrees  thirty four point three minutes East and a distance of one hundred  meters one arrives at another  point from where with  direction  North  thirty  eight  degrees  thirty four point six minutes East and a distance of three hundred meters one arrives at another point from where with  direction  North

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forty one degrees fifteen  point zero minutes East and at a distance of three hundred meters is found the corner South-West of the  property that is described  below,  whose  measures  and  borders are the following:  TO THE WEST:  Straight line with direction  North thirty six degrees forty two point sixty five minutes West and a distance of eight hundred thirty eight point zero fifty six meters,  bordering with lands of the general property of greater capacity property of CORSAIN; TO THE

NORTH: broken line that consists of thirty one straight  lines;  the first with direction  North  seventy  three degrees twenty four point fifty eight minutes East and a distance of sixty three meters  twenty one centimeters;  the second  with  direction  North forty three degrees thirty six point thirty one minutes East and a distance of forty meters sixty nine centimeters; the third with direction North thirty six degrees forty two point sixty six minutes  East and a distance of fifty six meters  sixty eight  centimeters;  the fourth with  direction  North forty three degrees  eighteen  point  eighty four  minutes East and a distance of eighty one meters thirty  centimeters,  eight  millimeters;

the fifth with direction North seven  degrees  three  point  twenty one minutes  East and a distance of twenty meters eighty four  centimeters,

eight  millimeters;  the sixth with  direction North  seventy  degrees fifty six point  seven  minutes  West and a distance of thirteen  meters fifty  centimeters;  the seventh with a direction North seventy degrees forty point  fourteen  minutes West and a distance of forty seven meters sixty  centimeters,  six  millimeters;  the eighth with direction  North and one degree  thirty six point forty seven  minutes East and a distance of forty eight meters twenty one centimeters,  four millimeters; the ninth with direction North forty five degrees  fifty one point ninety seven  minutes East and a distance of ninety eight meters thirty seven centimeters,  two millimeters;  the tenth with direction North forty three degrees fifty nine point zero seven minutes East and a distance of one hundred forty meters twenty three centimeters, one millimeter; the eleventh with  direction  South twenty nine degrees thirty seven point sixty minutes East and a distance of thirty one meters, ninety three centimeters, five millimeters;  the twelfth with  direction  South forty five degrees twenty three point  eighty  seven  minutes  East and a distance of forty four  meters  eighty centimeters,  three  millimeters;

the thirteenth with direction South forty one degrees two point fifty one minutes  East and a distance of thirty  meters forty five centimeters,

five  millimeters; the fourteenth


with direction South sixty six degrees  sixteen point thirty one minutes

East and a distance of twenty five meters eighty seven centimeters;  the fifteenth  with  direction  North seventy three degrees thirteen  point thirteen  minutes East and a distance of fifteen meters, sixty nine centimeters;  the  sixteenth  with  direction  South eighty degrees seventeen  point fifty two  minutes  East and a distance of twenty nine meters forty one centimeters,  four millimeters;  the seventeenth with direction South five degrees forty eight point seventy four minutes West and a distance of fifty two meters, sixty seven centimeters,  one millimeter;  the eighteenth with direction  South twenty five  degrees fifty eight point sixty nine minutes East and a distance of thirty two meters,  twenty centimeters,  six millimeters; the nineteenth  with direction  South forty four degrees forty one point forty nine minutes

East and a distance of thirty two meters, ninety seven centimeters,  two millimeters;  the twentieth with direction south sixty degrees thirty nine point twenty  six  minutes  East and a  distance  of forty  six meters,  twenty  five centimeters,  eight millimeters; the twenty first with direction South fifty one degrees one point one seventy one minutes

East and a distance of thirty  eight meters,  one millimeter;  the twenty second with direction South seventy degrees forty two point eleven minutes East and a distance of twenty six meters, twenty centimeters, two millimeters; the twenty third with direction South seventy nine degrees forty  nine  degrees  forty four point  forty five  minutes  East and a distance  of ten meters  fifty five centimeters,  six  millimeters;  the twenty fourth with direction  North seventy degrees sixty five point eight minutes East and a distance of twenty seven meters twenty one centimeters, eight millimeters; the twenty fifth with  direction  North fifty eight  degrees  twenty nine point twelve minutes East and a distance of one hundred five meters,  fifty eight  centimeters,  three millimeters;  the twenty  sixth with direction  South eighty degrees thirty eight point ninety two minutes East and a distance of twenty meters, sixty one centimeters,  seven millimeters; the twenty seventh with  direction  South fifty one degrees zero point eighty four minutes

East and a distance of eleven meters, ninety centimeters,  five millimeters; the twenty  eighth with  direction South forty two degrees fifty three point thirty seven  minutes  East and a  distance  of  eighty four  meters,  seventy  seven centimeters, two millimeters; the twenty ninth with direction South seventy six degrees  forty seven point forty six minutes  East and a distance of eighty


nine meters, five centimeters,  seven millimeters; the thirtieth with direction South seventy seven degrees forty five point  thirteen  minutes

East and a distance of thirty meters, eighty two centimeters,  nine millimeters;  the thirty first with direction  South sixty four degrees fifty one point fourteen  minutes East and a distance of sixteen  meters,

thirty  centimeters,  eight  millimeters.  All the pieces border with lands of Mr. Rene Gonzalez, deep ravine in the middle, TO THE EAST:

Broken line made up by twenty one straight lines: the first with direction South forty one  degrees  forty  seven  point  sixty  eight minutes  West and a distance of forty nine  meters,  fifty six centimeters,  two  millimeters;  the second with direction  South twenty seven degrees forty point eighty six minutes West and a distance  of forty  five  meters,  twenty  three  centimeters,  eight millimeters; the third with  direction  South twenty nine  degrees  fifty seven point nineteen  minutes West and a distance of thirty two meters,  twenty eight centimeters,  two millimeters;  the fourth with direction South eighteen degrees twenty eight point zero one minutes West and a distance of eleven meters, ninety five  centimeters,  six  millimeters;  the fifth with direction  South seventeen degrees  thirty point  ninety seven  minutes

East and a distance of nine meters, seventy four centimeters,  two millimeters; the sixth with direction South forty one degrees  thirty five point fifty three minutes East and a distance of twenty seven meters,  six centimeters,  three  millimeters;  the seventh with direction South eighty seven  degrees  twenty three point ninety three minutes East and a distance of thirty two meters, seventeen centimeters,

one millimeter; the eighth with direction  North eighty one degrees zero point zero five minutes East and a distance of twenty meters, ninety centimeters,  five millimeters; the ninth with direction  South eighty eight  degrees zero seven point twenty five minutes East and a distance of twenty eight meters, ninety seven centimeters;  the tenth with direction  South eighty five  degrees  zero two point eleven  minutes

East and a distance of twenty six meters,  fifty seven  centimeters,  six millimeters;  the eleventh  with  direction  South eighty two degrees fifty eight point forty nine minutes East and a distance of twenty six meters,  forty nine  centimeters,  one millimeter;  the twelfth with direction  South  eleven  degrees zero zero point thirty six minutes and a distance of twelve  meters,  seventy five  centimeters, five millimeters; the thirteenth with direction South twelve degrees thirty five point  seventeen  minutes  West  and  a  distance  of  sixty  nine meters,  two centimeters,

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nine millimeters;  the fourteenth with direction South six degrees twenty four point  sixteen  minutes  East and a  distance  of twenty six meters ninety three centimeters,  eight millimeters; the fifteenth with direction South seventy  degrees  sixteen point twenty nine minutes East and a distance of fifty five  meters forty eight  centimeters,  six millimeters;  the  sixteenth  with direction South sixty seven  degrees fifty one point  fifty two minutes East and a distance of forty meters,

eighty  centimeters,  seven millimeters;  the  seventeenth  with direction  South thirty three degrees twenty three point thirty two minutes East and a distance of twenty two meters, fifty one centimeters,

six millimeters; the eighteenth with direction South four degrees eighty two point zero three minutes West and a  distance  of twenty  six meters,  seventy  four centimeters,  four millimeters;  the nineteenth with direction  South forty one degrees twenty six point twenty seven minutes  West and a distance of seventy  meters,  thirty one centimeters,

one  millimeter; the twentieth  with  direction  South twenty one degrees forty nine point  thirty one  minutes  East and a distance of forty six meters, seventy  three  centimeters,  nine  millimeters;  the twenty first with direction  South  forty four  degrees  twenty  point  fifty minutes East and a distance of sixty one meters,  eighty four centimeters,  four millimeters.  The first fifteen pieces border with lands of Mr. Rene Gonzalez,  deep ravine in the middle;  the other six pieces border with Colonia  Monte  Cristo;  TO THE SOUTH: Broken line made up of thirteen straight lines:  the first with direction South seventy  degrees  fifty seven point fifty seven  minutes  West and a distance of fifty meters, ninety two centimeters, six millimeters; the second with direction South sixty  seven  degrees  twenty  four point forty one  minutes  West and a distance of fifty seven meters,  eighty one centimeters,  six millimeters;  the third with  direction  South sixty two degrees  thirty nine point  seventy  nine minutes West and a distance of fifty nine meters,  thirteen  centimeters,  eight millimeters;  the fifth with direction  South fifty seven  degrees  forty eight point forty eight minutes West and a distance of thirty seven meters, ninety six centimeters,  three  millimeters;  the seventh  with direction  South fifty two degrees  forty five point forty four  minutes

West and a distance of forty three meters,  sixty two  centimeters,

eight millimeters;  the eighth with direction South fifty four degrees fifty five point forty one minutes West and a distance of one hundred twenty six meters,  fourteen  centimeters,  two


millimeters;  the ninth with direction  South fifty six degrees zero three point zero one minutes West and a distance of two hundred thirty four meters,  ninety six centimeters, four  millimeters;  the tenth with direction  North seventy degrees twenty nine point twenty nine minutes

West and a distance of two meters,  three centimeters, six  millimeters;

the eleventh with direction  North twenty five degrees North zero four point twenty eight minutes East and a distance of one meter,  seventy one centimeters,  six millimeters;  the twelfth with direction North seventy one degrees  fifty three point forty one minutes  West and a distance of six meters, twenty nine  centimeters,  six millimeters;  the thirteenth with direction South thirteen  degrees  forty three point  ninety five minutes West and a distance of sixteen  meters,  seventy  centimeters,

six  millimeters; arriving thus to the Southwest  corner  where  the present  description started.  The  first  eight (straight line) sections border with lands known as Montecristo  Isle,  property of CORSAIN.  The other five pieces border with lands of Mr. Bartolo Berrios; the thirteen prior pieces border with the Ruta Militar  Highway with Santa Rosa de

Lima in the middle.  That on the built area of the land that is leased there is found iron and wood  galleys  with roofs of  channeled,

laminated metal, also property of CORSAIN.  II.) OBJECT OF THE CONTRACT.

Both parties agree that for having incurred in past due payments on the lease, application of clause V) of the original contract was made in such sense and having paid the past due amount, we agree to sign a new contract that will be governed under the clauses that are detailed in this instrument.  The representative of the lessor delivers in simple lease to the lessee the portion of the land described above and in such capacity the lessee's special Power receives the referred to property to his complete satisfaction, obliging himself to return it to the lessor in the same conditions at the termination of the lease term.  III) TERM AND

EXTENSION. The term of the lease is agreed to for nineteen months starting counting from the day of November 12 of the year two thousand six with expiration on the day of June 11 of the year two thousand eight,

both dates inclusive, which will be extended automatically each three months, always and when, there does not exis t an express statement on the part of CORSAIN to terminate it in the established term with at least thirty days of advance notice. If the Lessee complies with the clauses of this contract in joint agreement  with the Lessor they may decide to continue with the lease,  its conditions will be discussed and protected under a new


contract.  In the case that the Lessee deoccupies the property under lease before the end of the term it should pay and all the surface taxes

pending as if it were the end of the term.   IV) PRICE AND FORM OF

PAYMENT: The total price of the lease during the first year is EIGHTEEN

THOUSAND SIX HUNDRED EIGHT  DOLLARS WITH TWENTY ONE CENTS OF A DOLLAR OF

THE UNITED STATES OF AMERICA ($18,608.21) PLUS THE CORRESPONDING TAX FOR

THE Transfer of Real Estate and the Rendering of Services (VAT), payable through monthly quotas, successive and beforehand, the first for ONE

THOUSAND FIVE HUNDRED FIFTY DOLLARS WITH SIXTY EIGHT CENTS OF A DOLLAR OF

THE UNITED STATES OF AMERIC A, ($1,550.68), PLUS THE CORRESPONDING TAX

FOR THE Transfer of Real Estate and the Rendering of Services (VAT).

This price will be increased annually in conformance to the inflation rate of the United States of America and the increase will begin  once the corresponding report is obtained from the Embassy of that country accredited in El Salvador and will be added to the corresponding monthly quota effective on the twenty fifth day of the month of  each one of the months included in the term.  V)  EFFECTS OF THE PAST DUE:  The delay in payment of one of the quotas agreed to will cause the term to end, giving the right to the Lessor to require the Lessee the immediate deoccupation of the leased property, without need for any judicial process and require him executively to pay the owed taxes as well as those that remain to be complied with for the original term, including the termination of the contract as the case may be.  VI) DEPOSIT.  Both parties agree that the obligations contrac ted in the present instrument on the part of the

Lessor are guaranteed with the deposits made by it in favor of the Lessee for the amount of ELEVEN THOUSAND SEVEN HUNDRED AND FORTY ONE DOLLARS

WITH FIFTY CENTS OF A DOLLAR OF THE UNITED STATE OF AMERICA protected by income receipt number six thousand seven hundred and seventy four-A,

dated November 15 of one thousand nine hundred ninety three and deposited to the account of CORSAIN dated February 16, one thousand nine hundred ninety five for the amount of THREE HUNDRED AND THIRTY THREE DOLLARS

WITH FIFTY CENTS OF A DOLLAR OF THE UNITED STATES OF AMERICA, that will serve to respond for the owed taxes or for payments which the Lessee might incur and that were charges of the Lessor and which will be returned to him in a term of thirty days following the termination of the


present contract, in case what was mentioned above does not happen.  VII)

SPECIAL CONDITIONS: The Lessor commits to: 1) inform in writing to

CORSAIN within thirty day s following the date of this instrument, about which installations will be used, upon not doing it, he will incur a fine equivalent to one quarter of the lease price. 2) The Lessor will not be responsible for the deterioration that these installations suffer and that are not used by them.  3) Answer for all kinds of damages that may be caused as a consequence of the operations that are done in the leased property.  4) The Lessor may make use of the water resources that are within the leased portion and of the sources known as Santa Francisca,

Adolfo, Quebrada Seca and Quebrada Honda for whose use the corresponding rights of way for transit and aqueducts will be constituted, it ought to use these by means of underground piping.  In addition the Lessee authorizes to the Lessor to construct a tank in the source known as

Adolfo.  It is understood that the access to the sources mentioned and the use of the water coming from these does not have an exclusive character for the Lessor; 5) The Lessor will have the right to use the surface of the leased area to construct, maintain, repair installations,

machinery, materials and residues from the ore that will be brought to be processed in said place, as well as build roads, trenches, deposits for minerals, waste and ore, piping for potable water, telephone lines,

electric lines of transmission and distribution.  As well, it may build all the facilities necessary to use what is leased for the end of crushing, milling and processing of raw material and precious mineral ore, all on the account of the Lessor.  The use of what is leased should be the most adequate in accordance with the works that the Lessor proposes to carry out  on the property object of this contract and in whose execution he is obliged to not cause any ecological damages; and 6)

In the case that Corsain decides to sell the property object of the present contract, it is obliged to give a preferential right to COMMERCE

GROUIP to acquire dominion over it, al ways if the proposed conditions of sale are accepted, to the contrary, CORSAIN remains free to terminate the lease contract without anymore responsibility than to give the respective notice to the


Lessor.  VIII) RIGHTS OF THE LESSEE:  The Lessee will have free access to the leased property for the purpose of inspection, being able to delegate such faculty to the person or persons it deems convenient, for which it will give prior notice to the Lessor of the reasons for its decision with at least two days of anticipation for reasons of security.  IX). DESTINY

OF USE.  The leased property will be destined exclusively for the use of the surface of the leased area to construct, maintain, repair installations, machinery, residues  of ore that will be brought to be processed  in said place, as well to build roads, trenches, deposits for minerals, waste and ore, piping for potable water, telephone lines,

electric transmission and distribution lines; to construct all the facilities necessary to use what is leased to the end of crushing,

milling and processing raw materials and ore of precious minerals.  X).

PROHIBITIONS. A) The Lessee may not exploit any mineral that might exist on the leased property in virtue of the fact that the present contract only covers the use of the surface of the land  and the use of the installations for the purpose of processing and storing mineral ore brought from outside of the same property.  If the Lessor finds gold,

silver, or other mineral and plans to exploit it, it should sign a new contract with the Corporacion Salvadorena de Inversiones different from what by means of this instrument is being signed; b) The Lessor commits to not store on the leased property inflammable, explosive substances and all those that are prohibited by the law or that put the Lessee at risk or its affiliates and in general any person or asset.  In cases where by the nature of the work carried out by the Lessor it is necessary to use any of the substances p reviously mentioned, it is responsible exclusively for the consequences derived from their wrongful use.  c) The

Lessor cannot sublease in part or in total nor cede its rights to the property given in lease without prior written permission from the Lessee.

Any violation of the present prohibitions will be cause for terminating the present contract.  XI) FINES. The fines that are imposed for infractions to municipal sanitary regulations will be on the account of the Lessor or any others that are related to the business.  XII)  SPECIAL

CLAUSE. The Lessee is exonerated from all responsibility when the acts and transactions that the Lessor carries out are not in conformance to the laws of the Republic; and indeed it is proven that it is doing them,

will also be cause for termination of the contract, thus ending the original term and


any extensions.  XIII. LOCAL REPAIRS. During the lease term or its extensions the Lessor will make: 1) All the expenditures that are generated by the constru ction and repair of buildings and for the repair of machinery and equipment will be on the account of the Lessor, 2) Upon ending the term of the present lease, the improvements and constructions that the Lessor may have done on the leased property  will remain without any cost, in favor of CORSAIN with the exception of the installations that are removable, equipment, machinery, spare parts, inventories and raw material which the Lessor may withdraw always when these are identified as its property and that with the withdrawal the leased property not suffer any deterioration. XIV.  TERMINATION. The term of the present contract will end and the Lessee will have the right to declare it ended without the need for any judicial intervention and the Lessor should deoccupy  immediately the leased property in any of the following cases: a) For late payment of one of the lease quotas in the form in which it has been agreed to in this instrument after sixty days of having been notified  of the e xistence of the past due payment; b) For an executed sentence coming from an execution brought  against the Lessor by third parties or by CORSAIN for obligation distinct from the contents in this document; c) If the Lessor subleases or cedes its right in the lease  or if it permits access of third parties  so that they explore or exploit the mines without the prior authorization of CORSAIN; d) For having used the leased property for work that is distinct from those that in conformance to this contract it plans to carry out; e) For non-compliance of the obligations contracted according to what is established in Roman number VII of this contract; f) For non-fulfillment or contravention on the part of the Lessor of any of the obligations consigned in this instrument,  g) When the Lessor does not comply with any of the obligations and special conditions stipulated in it, the

Lessee will have the right to retain all or part of the quantity given in deposit to recover from the damages and harm caused; as well as fulfill what is established in Clause VII of this contract.  XV).  SPECIAL

DOMICILE. For the purpose of the obligations contracted in the present contract, both parties set as special domicile that of this city and to the competence of whose Tribunals we submit.  I SWEAR: I) That the signatures that appear at the end of the document that today is recognized are AUTHENTIC for having been recognized as theirs by those appearing in my presence, as well as the concepts that come up in it; II)

That I have verified the personal identity of those appearing by


means of the relevant identity documents; c) Being legitimate and sufficient the juridical personality with which appears on the one hand

Lic. Gino Rolando Bettaglio Rivas for having in view : a) Founding Law of the Corporacion Salvadorena de Inversiones published  in the Official

Daily (Federal Register)  Number two hundred thirty five Tome nine hundred seventy three dated December twenty two  of one thousand nine hundred eighty one  in whose article seventy seven the Legal

Representation of the Corporation is conferred to President and it authorizes him to intervene in the acts and contracts that it signs and in juridical or administrative actions in which it has interest, b)

Certification of Number DOS of the Act Number ONE HUNDRED THRITY FIVE of

the session celebrated by the Assembly of Governors of the Corporacion

Salvadorena de Inversiones  the day of May twenty eight  of the year two thousand seven in which it ratifies the naming as its Director President

Lic. GINO ROLANDO BETAGLIO RIVAS  for a pe riod of three years counting from June first of the year two thousand four  by means of which it ratifies the naming of GINO ROLANDO BETTAGLIO RIVAS  as President

Director of the Corporacion Salvadorena de Inversiones.  III) Being

legitimate and sufficient the juridical personality with which appears on the one hand Mr. Edward L. Machulak for having in view: the General

Administrative Power granted in the city of Milwaukee, State of

Wisconsin, United States of America at sixteen hours of the day of

October twenty six o two thousand seven before the Notary Sylvia Machulak by Mrs. Christine Wolski, in her character of Legal Representative of the company COMMERCE GROUP CORP  and other, duly having Apostille conforming to the Hague Convention dated October five  of one thousand nine hundred seventy one dated February twenty six  of the year two thousand eight,

being in said power making the existence legitimate of the referred to company and the personality of its expressed leader.  Thus did those present express themselves and to whom I explained the legal effects of this Notarial Act that is written in six working sheets and read as it was  by me completely all that was written and in one single act without interruption  they state their agreement, ratified its content and we signed jointly  with the translator of the Power of Attorney of the

Lessor who stated he swears having translated to them all the content and the concept detailed in


this document, the reason for which both parties

sign  for its being written conforming to their will.  I SWEAR.

Signatures of Lic. Gino Rolando Bettaglio Rivas;  Edward Machulak, John

H. Curry and the stamp and signature of the Notary.